                      METLIFE INVESTORS INSURANCE COMPANY
                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

    FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                                      AND
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         SUPPLEMENT DATED MAY 1, 2004
                                      TO
                         PROSPECTUS DATED MAY 1, 2001

           MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED MAY 1, 2004 TO
           PROSPECTUS DATED MAY 1, 2000 AS UPDATED FEBRUARY 12, 2001

   This supplement adds certain information to the prospectuses referenced above. You should read and retain this supplement.

TRANSFERS

   We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy Owners or Investment Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular Investment Funds made by Policy Owners within given periods of time and/or investigating transfer activity identified by us or the Investment Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and Investment Funds and may be more restrictive with regard to certain policies or Investment Funds than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners or Investment Fund shareholders. In addition, we cannot guarantee that the Investment Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Investment Funds.

   Our policies and procedures may result in restrictions being applied to Policy Owners. These restrictions may include:

  . requiring you to send us by U.S. mail a signed, written request to make transfers;

  . establishing an earlier submission time for telephone or facsimile requests than for written requests, or suspending the right to make such requests;

  .  limiting the number of transfers you may make each Policy year;

  .  charging a transfer fee or collecting a fund redemption fee;

  . denying a transfer request from an authorized third party acting on behalf of multiple Policy Owners; and

  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy Owners.

If restrictions are imposed on a Policy Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Investment Fund prospectuses for more details.

SUPP-9383VL